RAMP SERIES 2004-RS6 TRUST

        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS6



                          $1,000,000,000 (APPROXIMATE)

                               Subject to Revision


                     June 10, 2004 - Computational Materials



Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


JPMORGAN

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[GRAPHIC OMITTED]

NEW ISSUE COMPUTATIONAL MATERIALS



$1,000,000,000 (APPROXIMATE)

RAMP SERIES 2004-RS6 TRUST
Issuer

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2004-RS6


June 10, 2004


EXPECTED TIMING:      Pricing Date:       On or about June [14], 2004
                      Settlement Date:    On or about June [29], 2004
                      First Payment       July 26, 2004
                      Date:


STRUCTURE:Group I (Fixed):    $[300.0] million senior/subordinate structure
          Group II (ARMs):    $[700.0] million senior/subordinate structure
          Rating Agencies:    Moody's and Standard & Poor's

                  RAMP SERIES 2004-RS6 TRUST STRUCTURE SUMMARY

                                 [JUNE 10, 2004]
                        $[1,000,000,000] (APPROXIMATE - SUBJECT TO REVISION)
                CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

 -------------- ---------- ------------- ----------- -------- ------------------

                                                      Pmt.      Interest
                Amount        Ratings                Delay      Accrual WAL(yrs)
     Class         ($)     (S&P /Moody's  Bond Type   (days)    Basis    to Call
 -------------- ---------- ------------- ----------- -------- -----------------
 A-I-1          $100,900,000 AAA / Aaa   Sr Fltr (4)     0    Actual/360   1.00
 A-I-2          $29,500,000  AAA / Aaa    Sr Fxd (5)    24      30/360     2.20
 A-I-3          $35,300,000  AAA / Aaa    Sr Fxd (7)    24      30/360     3.00
 A-I-4          $46,300,000  AAA / Aaa    Sr Fxd (7)    24      30/360     5.00
 A-I-5                    0  AAA / Aaa   Sr Fxd (6,7)   24       30/360
                $30,600,00                                                 9.44
 A-I-6                    0  AAA / Aaa     Sr Fxd -     24       30/360
                $27,400,00                 NAS (7)                         6.73
 M-I-1                    0   AA / Aa2     Mez Fxd      24       30/360
                $10,500,00                  (6,7)                          6.55
 M-I-2                         A / A2      Mez Fxd      24       30/360
                $9,000,000                  (6,7)                          6.55
 M-I-3                      BBB+ / Baa1    Mez Fxd      24       30/360
                $6,750,000                  (6,7)                          6.55
 M-I-4                       BBB / Baa2    Mez Fxd      24       30/360
                $3,750,000                  (6,7)                          6.55
 TOTAL GROUP I  $300,000,000
 A-II-A                   00 AAA / Aaa     Sr Fltr       0     Actual/360
                $425,000,0                  (6,8)                          1.95
 A-II-B1                  0  AAA / Aaa     Sr Fltr       0     Actual/360
                $75,300,00                  (6,8)                          1.00
 A-II-B2                  0  AAA / Aaa     Sr Fltr       0     Actual/360
                $67,750,00                  (6,8)                          3.07
 M-II-1                   0   AA / Aa2     Mez Fltr      0     Actual/360
                $67,200,00                  (6,8)                          4.45
 M-II-2                   0    A / A2      Mez Fltr      0     Actual/360
                $33,250,00                  (6,8)                          4.18
 M-II-3                       A- / A3      Mez Fltr      0     Actual/360
                $8,750,000                  (6,8)                          4.12
 M-II-4                   0 BBB+ / Baa1    Mez Fltr      0     Actual/360
                $12,250,00                  (6,8)                          4.10
 M-II-5                   0  BBB / Baa2    Mez Fltr      0     Actual/360
                $10,500,00                  (6,8)                          4.07
 TOTAL GROUP              00
 II             $700,000,0
 GRAND TOTAL    $1,000,000,000
 -------------- ---------- ------------- ----------- -------- -----------------

------------- ------------------ -------------------
 Pmt. Window
  (mos.) to
 Call / # of   Exp. Maturity to    Final Scheduled
     mos.            Call             Maturity
------------- ------------------ -------------------

1 - 23 / 23       May 2006          August 2022
23 - 31 / 9     January 2007        August 2025
31 - 43 / 13    January 2008        August 2028
43 - 84 / 42      June 2011           May 2032
 84 - 118 /
     35          April 2014          June 2034
 37 - 118 /
     82          April 2014          June 2034
 39 - 118 /
     80          April 2014          June 2034
 39 - 118 /
     80          April 2014          June 2034
 39 - 118 /
     80          April 2014          June 2034

39 - 118 / 80    April 2014          June 2034


1 - 68 / 68     February 2010        June 2034

1 - 22 / 22      April 2006          July 2025

22 - 68 / 47    February 2010        June 2034

43 - 68 / 26    February 2010        June 2034

40 - 68 / 29    February 2010        June 2034

39 - 68 / 30    February 2010        June 2034

38 - 68 / 31    February 2010        June 2034

38 - 68 / 31    February 2010        June 2034



------------- ------------------ -------------------



NOTES: (1) Class sizes subject to a 10% variance.

(2) Pricing Speed Assumption: Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter). Group II Loans: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3) Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
(5) The pass-through rate on the Class A-I-2 Certificates will be equal to the related fixed rate per annum.
(6) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates and the Class M-I-1 through Class M-I-4 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A, Class A-II-B1 and Class A-II-B2 Certificates will double, and the margin on the Class M-II-1 through Class M-II-5 Certificates will each increase by a 1.5x multiple, in each case beginning on the second Distribution Date after the first possible related optional call date.
(7) The pass-through rates on the Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
(8) The pass-through rate on the Class A-II-A, Class A-II-B1, Class A-II-B2 and Class M-II-1 through Class M-II-5 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.

ISSUER: RAMP Series 2004-RS6 Trust.

CERTIFICATES: The Class A-I-1 through Class A-I-6 Certificates (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-4 Certificates (collectively, the "Class M-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II-A Loans").

     The Class A-II-B1 and Class A-II-B2 Certificates (together the Class "A-II-B Certificates", and together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group II-B Loans").

     The Class M-II-1 through Class M-II-5 Certificates (collectively, the "Class M-II Certificates") are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").

     The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

LEAD MANAGER:                J.P. Morgan Securities Inc.

CO-MANAGERS:  Bear, Stearns & Co. Inc., Citigroup Global Markets Inc. and Credit
     Suisse First Boston LLC.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 99.56% of the Group I Loans and approximately 99.87% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CUT-OFF DATE: June 1, 2004 after deducting payments due during the month of June
     2004.

STATISTICAL CALCULATION DATE:       June 1, 2004.

SETTLEMENT DATE:             On or about June 29, 2004.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing on July 26, 2004.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM   DENOMINATIONS:   For  the  Class  A,  Class  M-I-1  and  Class  M-II-1
     Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-I-4, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS:  It is expected that, as of the Settlement  Date, the Class
     A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable).

o      Group I  Loans  will  consist  of  first  lien,
       fixed-rate  mortgage  loans  with an  aggregate
       principal      balance     of     approximately
       $[300,000,000] as of the Cut-off Date.

o Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie
       Mac guidelines with an aggregate principal balance of approximately $[523,760,000] as of the Cut-off Date.

o      Group II-B Loans  will  consist of first  lien,
       adjustable-rate  mortgage  loans with  original
       principal  balances that may or may not conform
       to Freddie  Mac  guidelines  with an  aggregate
       principal      balance     of     approximately
       $[176,240,000] as of the Cut-off Date.

PREPAYMENT  ASSUMPTION:  Group I - 20% HEP (2.0% CPR in month 1, building to 20%
     CPR by month 10, and remaining constant at 20% CPR thereafter).

     Group II - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.).

OPTIONAL CALLS: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other. The exercise of the optional calls may be subject to limitations as described in the prospectus supplement.

THE NEGOTIATED CONDUIT ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

o Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

o Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

CREDIT ENHANCEMENT:          A.  SUBORDINATION.

     Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

        GROUP I LOANS GROUP II
                                        LOANS
       Class          Initial           Class        Initial
                      Subordination(1)     Subordination(1)
       Class A-I 12.90% Class A-II 22.60% Class M-I-1 9.40%
       Class 13.00%
                                        M-II-1
       Class M-I-2       6.40%          Class           8.25%
                                        M-II-2
       Class M-I-3       4.15%          Class           7.00%
                                        M-II-3
       Class M-I-4       2.90%          Class           5.25%
                                        M-II-4
                                        Class           3.75%
                                        M-II-5

        (1)  Includes   the  target   overcollateralization
        requirement as described herein.

        B.  OVERCOLLATERALIZATION ("OC").
                                                      GROUP I          GROUP II
       INITIAL (% ORIG.)                                0.00%             0.00%
       OC TARGET (% ORIG.)                              2.90%             3.75%
       STEPDOWN OC TARGET (% CURRENT)(1)                5.80%             7.50%
       OC FLOOR (% ORIG.)                               0.50%             0.50%
       OC HOLIDAY                                        None              None

     (1) Subject to certain trigger events as specified herein.

    C.  CROSS-COLLATERALIZATION.

     The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

    D.  EXCESS SPREAD.

     o    Group I: Initially equal to approximately 256 bps per annum.

     o    Group II: Initially equal to approximately 541 bps per annum.

PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

(1)  Distribution of accrued and unpaid interest to the related certificates;

(2) Distribution of principal to the related certificates, in the priority described herein;

(3) Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

(4) Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

(5) Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;

(6) To the extent provided in the prospectus supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount on a pro rata basis among the related certificates based on the amount of Group I Net WAC Cap Shortfall or Group II Basis Risk Shortfall, as applicable;

(7) Payment to the related certificates and subsequently, to the non-related certificates, in respect of current relief act shortfalls;

(8) To pay to the holders of the related Class A Certificates, pro rata, and then to the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(9) To pay to the holders of the non-related Class A Certificates, pro rata, and then to the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

(10) Distribution of any remaining funds to the non-offered certificates.

INTEREST ACCRUAL PERIOD:  Class A-I-2 through Class A-I-6 Certificates and Class
     M-I Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

ClassA-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:

o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.

o On each Distribution Date, for the Class A-I-2 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.

o On each Distribution Date, for the Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6 and Class M-I Certificates, interest will accrue at a rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

o The fixed rate coupon on the Class A-I-5 Certificates and the Class M-I Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                             Group II Pass-Through Rates:

o The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

o The Class A-II-B1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B1 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B1 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

o The Class A-II-B2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B2 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

o The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

GROUPI NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall (the "Group I Net WAC Cap Shortfall") will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

GROUPII NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall (the "Group II Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Group II Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE Master servicing fee and sub-servicing fee of approximately:

MONTHLY FEES:                   [0.33]% for Group I
                                [0.49]% for Group II

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

GROUPI REQUIRED  OVERCOLLATERALIZATION  AMOUNT: With respect to any Distribution
     Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.90% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 5.80% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 50% of the Group I Senior Enhancement Percentage or 40% of the Group II Senior Enhancement Percentage, respectively, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

    --------------- --------------------------- ----------------------------
                         GROUP I LOANS               GROUP II LOANS
    --------------- --------------------------- ----------------------------
    Months          37-48  1.50%  in  the  first  month
                    3.75% in the  first  month  plus an
                    additional     1/12th    plus    an
                    additional of 1.00% for every month
                    1/12th  of  2.00%  for   thereafter
                    every month thereafter
    ............... ........................... ............................
    ............... ........................... ............................
    Months 49-60    2.50% in the first month    5.75% in the first month
                    plus an additional 1/12th   plus an additional 1/12th
                    of 0.75% for every month    of 1.75% for every month
                    thereafter                  thereafter
    ............... ........................... ............................
    ............... ........................... ............................
    Months 61-72    3.25% in the first month    7.50% in the first month
                    plus an additional 1/12th   plus an additional 1/12th
                    of 0.75% for every month    of 0.75% for every month
                    thereafter                  thereafter
    ............... ........................... ............................
    ............... ........................... ............................
    Months 73       4.00%                       8.25%
    and
    thereafter
    ............... ........................... ............................

SIXTY-PLUS  DELINQUENCY  PERCENTAGE:  With respect to any Distribution  Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

GROUPI SENIOR ENHANCEMENT PERCENTAGE: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

OVERCOLLATERALIZATION FLOOR: As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-off Date.

OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

GROUPI PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of
     (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less
     (c) the related Overcollateralization Reduction Amount.

CLASSA-I PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or
     (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

o    the Group I Principal Distribution Amount for that Distribution Date; and

o the excess, if any, of (A) the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over
     (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

PRIORITY  OF  CLASS  A-I  PRINCIPAL  DISTRIBUTIONS:   The  Class  A-I  Principal
     Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-6 Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

CLASSA-I-6 PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.


CLASS A-I-6 LOCKOUT PERCENTAGE

      DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
      July 2004 through and including June 2007                  0%
      July 2007 through and including June 2009                 45%
      July 2009 through and including June 2010                 80%
      July 2010 through and including June 2011                 100%
      July 2011 and thereafter                                  300%

CLASSM-I-1 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or
     (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

CLASSM-I-2 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

CLASSM-I-3 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal
     Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

CLASSM-I-4 PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Distribution Date
     (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-I, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-I-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

GROUPI  SUBORDINATION  PERCENTAGE:  As to any  class of Class  A-I or Class  M-I
     Certificates, the respective percentage set forth below:

    CLASS          PERCENTAGE

     A-I             74.20%

    M-I-1            81.20%

    M-I-2            87.20%

    M-I-3            91.70%

    M-I-4            94.20%

GROUPI STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in July 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

GROUPII REQUIRED  OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution
     Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 3.75% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 7.50% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

GROUPII  SENIOR   ENHANCEMENT   PERCENTAGE:   For  any  Distribution  Date,  the
     percentage   obtained  by  dividing  (x)  the  sum  of  (i)  the  aggregate certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

GROUPII PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of
     (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less
     (c) the related Overcollateralization Reduction Amount.

CLASSA-II PRINCIPAL  DISTRIBUTION  AMOUNT: With respect to any Distribution Date
     (i)  prior  to the  Group II  Stepdown  Date or on or  after  the  Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o    the Group II Principal Distribution Amount for that Distribution Date; and

o the excess, if any, of (A) the aggregate certificate principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

GROUPII PRINCIPAL ALLOCATION AMOUNT: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II PRINCIPAL DISTRIBUTIONS: The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates as follows:

o The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to each of the Class A-II-B Certificates, as described herein, in each case until the certificate principal balance thereof has been reduced to zero.

o The Class A-II-B Principal Distribution Amount will be paid sequentially, to the Class A-II-B1 Certificates and Class A-II-B2 Certificates, in each case until the certificate principal balance thereof has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

CLASSM-II-1  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date (i)  prior to the Group II  Stepdown  Date or on or after the Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal
     Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-2  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date (i)  prior to the Group II  Stepdown  Date or on or after the Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or
     (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-3  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date (i)  prior to the Group II  Stepdown  Date or on or after the Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-4  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date (i)  prior to the Group II  Stepdown  Date or on or after the Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount and Class M-II-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

CLASSM-II-5  PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any  Distribution
     Date (i)  prior to the Group II  Stepdown  Date or on or after the Group II
     Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:

o the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount; and

o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount, Class M-II-2 Principal Distribution Amount, Class M-II-3 Principal Distribution Amount and Class M-II-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-II-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.


GROUPII  SUBORDINATION  PERCENTAGE:  As to any class of Class A-II or Class M-II
     Certificates, the respective percentage set forth below:

    CLASS          PERCENTAGE

     A-II            54.80%

    M-II-1           74.00%

    M-II-2           83.50%

    M-II-3           86.00%

    M-II-4           89.50%

    M-II-5           92.50%

GROUPII STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in July 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

SUBSEQUENT RECOVERIES: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

                            LOAN GROUP I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

------------------------
   MONTH        (%)
------------------------
------------------------
     1            7.39%
------------------------
------------------------
     2            6.20%
------------------------
------------------------
     3            6.20%
------------------------
------------------------
     4            6.40%
------------------------
------------------------
     5            6.20%
------------------------
------------------------
     6            6.40%
------------------------
------------------------
     7            6.20%
------------------------
------------------------
     8            6.20%
------------------------
------------------------
     9            6.86%
------------------------
------------------------
     10           6.20%
------------------------
------------------------
     11           6.40%
------------------------
------------------------
     12           6.20%
------------------------
------------------------
     13           6.40%
------------------------
------------------------
     14           6.20%
------------------------
------------------------
     15           6.20%
------------------------
------------------------
     16           6.40%
------------------------
------------------------
     17           6.20%
------------------------
------------------------
     18           6.40%
------------------------
------------------------
     19           6.20%
------------------------
------------------------
     20           6.20%
------------------------
------------------------
     21           6.86%
------------------------
------------------------
     22           6.20%
------------------------
------------------------
     23           6.40%
------------------------

                            LOAN GROUP II NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1            7.84%    37           8.29%    73            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     2            6.57%    38           8.02%    74            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     3            6.57%    39           8.02%    75            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     4            6.79%    40           8.29%    76            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     5            6.57%    41           8.02%    77            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     6            6.79%    42           8.29%    78            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     7            6.57%    43           8.02%    79            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     8            6.57%    44           8.07%    80            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     9            7.27%    45           8.63%    81            8.91%
---------------------------------------------------------------------
---------------------------------------------------------------------
     10           6.57%    46           8.07%    82            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     11           6.79%    47           8.34%    83            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     12           6.57%    48           8.07%    84            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     13           6.79%    49           8.34%    85            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     14           6.57%    50           8.07%    86            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     15           6.57%    51           8.07%    87            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     16           6.79%    52           8.34%    88            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     17           6.57%    53           8.07%    89            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     18           6.79%    54           8.34%    90            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     19           6.57%    55           8.07%    91            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     20           6.57%    56           8.07%    92            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     21           7.28%    57           8.93%    93            8.61%
---------------------------------------------------------------------
---------------------------------------------------------------------
     22           6.57%    58           8.07%    94            8.05%
---------------------------------------------------------------------
---------------------------------------------------------------------
     23           6.79%    59           8.33%    95            8.32%
---------------------------------------------------------------------
---------------------------------------------------------------------
     24           7.61%    60           8.06%    96            8.06%
---------------------------------------------------------------------
---------------------------------------------------------------------
     25           7.86%    61           8.32%
----------------------------------------------
----------------------------------------------
     26           7.61%    62           8.04%
----------------------------------------------
----------------------------------------------
     27           7.61%    63           8.04%
----------------------------------------------
----------------------------------------------
     28           7.88%    64           8.31%
----------------------------------------------
----------------------------------------------
     29           7.62%    65           8.04%
----------------------------------------------
----------------------------------------------
     30           7.88%    66           8.31%
----------------------------------------------
----------------------------------------------
     31           7.62%    67           8.05%
----------------------------------------------
----------------------------------------------
     32           7.71%    68           8.05%
----------------------------------------------
----------------------------------------------
     33           8.88%    69           8.91%
----------------------------------------------
----------------------------------------------
     34           8.02%    70           8.05%
----------------------------------------------
----------------------------------------------
     35           8.29%    71           8.31%
----------------------------------------------
----------------------------------------------
     36           8.02%    72           8.05%
----------------------------------------------

                            LOAN GROUP II NET WAC CAP
                       (Index = 20%; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1            7.84%    37          10.79%    73           12.88%
---------------------------------------------------------------------
---------------------------------------------------------------------
     2            6.57%    38          10.49%    74           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     3            6.57%    39          10.65%    75           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     4            6.79%    40          11.01%    76           12.89%
---------------------------------------------------------------------
---------------------------------------------------------------------
     5            6.57%    41          10.66%    77           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     6            6.79%    42          11.69%    78           12.89%
---------------------------------------------------------------------
---------------------------------------------------------------------
     7            6.58%    43          11.32%    79           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     8            6.58%    44          11.49%    80           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     9            7.29%    45          12.46%    81           13.81%
---------------------------------------------------------------------
---------------------------------------------------------------------
     10           6.58%    46          11.66%    82           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     11           6.80%    47          12.05%    83           12.89%
---------------------------------------------------------------------
---------------------------------------------------------------------
     12           6.58%    48          11.71%    84           12.47%
---------------------------------------------------------------------
---------------------------------------------------------------------
     13           6.81%    49          12.12%    85           12.90%
---------------------------------------------------------------------
---------------------------------------------------------------------
     14           6.59%    50          11.80%    86           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     15           6.59%    51          11.96%    87           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     16           6.81%    52          12.36%    88           12.90%
---------------------------------------------------------------------
---------------------------------------------------------------------
     17           6.59%    53          11.96%    89           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     18           6.81%    54          12.36%    90           12.90%
---------------------------------------------------------------------
---------------------------------------------------------------------
     19           6.59%    55          12.13%    91           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     20           6.60%    56          12.16%    92           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     21           7.30%    57          13.46%    93           13.35%
---------------------------------------------------------------------
---------------------------------------------------------------------
     22           6.60%    58          12.16%    94           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     23           6.81%    59          12.68%    95           12.90%
---------------------------------------------------------------------
---------------------------------------------------------------------
     24           8.40%    60          12.28%    96           12.48%
---------------------------------------------------------------------
---------------------------------------------------------------------
     25           8.68%    61          12.75%
----------------------------------------------
----------------------------------------------
     26           8.40%    62          12.43%
----------------------------------------------
----------------------------------------------
     27           8.40%    63          12.43%
----------------------------------------------
----------------------------------------------
     28           8.70%    64          12.85%
----------------------------------------------
----------------------------------------------
     29           8.43%    65          12.43%
----------------------------------------------
----------------------------------------------
     30           9.39%    66          12.85%
----------------------------------------------
----------------------------------------------
     31           9.09%    67          12.46%
----------------------------------------------
----------------------------------------------
     32           9.24%    68          12.46%
----------------------------------------------
----------------------------------------------
     33          10.76%    69          13.79%
----------------------------------------------
----------------------------------------------
     34           9.72%    70          12.46%
----------------------------------------------
----------------------------------------------
     35          10.04%    71          12.88%
----------------------------------------------
----------------------------------------------
     36          10.39%    72          12.47%
----------------------------------------------



                          GROUP I SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-1
Avg. Life (yrs)                 8.97        1.65         1.23         1.00         0.86         0.76
Modified Duration               8.35        1.64         1.22         1.00         0.86         0.77
Principal Window             Jul04 -  Jul04 -         Jul04 -      Jul04 -      Jul04 -      Jul04 -
                               Sep21       Nov07        Nov06        May06        Jan06        Oct05
Principal Window Months          207          41           29           23           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-2
Avg. Life (yrs)                18.85        4.08         2.83         2.20         1.81         1.54
Modified Duration              13.07        3.70         2.63         2.07         1.71         1.47
Principal Window             Sep21 -  Nov07 -         Nov06 -      May06 -      Jan06 -      Oct05 -
                               Oct24       Apr09        Oct07        Jan07        Jul06        Mar06
Principal Window Months           38          18           12            9            7            6
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-3
Avg. Life (yrs)                22.29        5.89         3.98         3.00         2.42         2.04
Modified Duration              13.86        5.07         3.57         2.75         2.25         1.91
Principal Window             Oct24 -  Apr09 -         Oct07 -      Jan07 -      Jul06 -      Mar06 -
                               Aug28       Jan12        Apr09        Jan08        Apr07        Oct06
Principal Window Months           47          34           19           13           10            8
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-4
Avg. Life (yrs)                26.12       11.23         7.24         5.00         3.83         3.00
Modified Duration              13.57        8.12         5.78         4.25         3.36         2.69
Principal Window             Aug28 -  Jan12 -         Apr09 -      Jan08 -      Apr07 -      Oct06 -
                               May32       Oct19        May15        Jun11        Sep09        Aug08
Principal Window Months           46          94           74           42           30           23
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)                28.41       17.25        12.53         9.44         7.05         5.47
Modified Duration              13.45       10.55         8.63         7.05         5.60         4.54
Principal Window             May32 -  Oct19 -         May15 -      Jun11 -      Sep09 -      Aug08 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months            8          28           24           35           33           29
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)                13.76        8.10         7.28         6.73         6.31         5.72
Modified Duration               9.07        6.23         5.75         5.42         5.15         4.76
Principal Window             Jul07 -  Jul07 -         Jul07 -      Jul07 -      Aug07 -      Nov07 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months          306         175          118           82           58           38
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-1
Avg. Life (yrs)                25.66       11.94         8.56         6.55         5.30         4.55
Modified Duration              12.86        8.13         6.40         5.19         4.37         3.85
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Aug07 -      Sep07 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months           94         139          104           80           58           40
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-2
Avg. Life (yrs)                25.66       11.94         8.56         6.55         5.30         4.52
Modified Duration              12.86        8.13         6.40         5.19         4.36         3.83
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Aug07 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months           94         139          104           80           59           41
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-3
Avg. Life (yrs)                25.66       11.94         8.56         6.55         5.29         4.50
Modified Duration              12.86        8.13         6.40         5.19         4.36         3.81
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Aug07 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months           94         139          104           80           59           41
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-4
Avg. Life (yrs)                25.66       11.94         8.56         6.55         5.29         4.48
Modified Duration              12.86        8.13         6.40         5.19         4.36         3.80
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Jul07 -
                               Dec32       Jan22        Apr17        Apr14        May12        Dec10
Principal Window Months           94         139          104           80           59           42
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





                          GROUP I SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)                28.96       20.51        15.56        11.93         8.94         6.64
Modified Duration              13.55       11.51         9.79         8.21         6.61         5.22
Principal Window             May32 -  Oct19 -         May15 -      Jun11 -      Sep09 -      Aug08 -
                               May34       Jan33        Oct29        May25        Aug21        Sep18
Principal Window Months           25         160          174          168          144          122
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)                13.76        8.11         7.31         6.81         6.52         6.37
Modified Duration               9.07        6.24         5.76         5.46         5.27         5.18
Principal Window             Jul07 -  Jul07 -         Jul07 -      Jul07 -      Aug07 -      Nov07 -
                               Mar34       Nov32        Aug29        Mar25        Jun21        Jul18
Principal Window Months          321         305          266          213          167          129
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-1
Avg. Life (yrs)                25.80       12.77         9.30         7.16         5.79         4.97
Modified Duration              12.89        8.38         6.69         5.49         4.64         4.11
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Aug07 -      Sep07 -
                               Feb34       Jan30        Dec24        Aug20        Jul17        Apr15
Principal Window Months          108         235          196          156          120           92
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-2
Avg. Life (yrs)                25.79       12.69         9.21         7.08         5.73         4.89
Modified Duration              12.89        8.36         6.66         5.46         4.61         4.06
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Aug07 -
                               Jan34       Nov28        Jul23        May19        Jul16        Jun14
Principal Window Months          107         221          179          141          109           83
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-3
Avg. Life (yrs)                25.77       12.54         9.06         6.96         5.62         4.78
Modified Duration              12.88        8.32         6.61         5.40         4.55         3.99
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Aug07 -
                               Nov33       Mar27        Oct21        Dec17        May15        Jun13
Principal Window Months          105         201          158          124           95           71
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-I-4
Avg. Life (yrs)                25.73       12.28         8.83         6.78         5.47         4.64
Modified Duration              12.88        8.24         6.52         5.31         4.47         3.90
Principal Window             Mar25 -  Jul10 -         Sep08 -      Sep07 -      Jul07 -      Jul07 -
                               Jul33       Jan25        Sep19        Apr16        Dec13        May12
Principal Window Months          101         175          133          104           78           59
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





                          GROUP II SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-A1
Avg. Life (yrs)                18.18        3.86         2.67         1.95         1.44         1.26
Modified Duration              15.67        3.71         2.61         1.93         1.44         1.26
Principal Window             Jul04 -  Jul04 -         Jul04 -      Jul04 -      Jul04 -      Jul04 -
                               Apr33       Feb16        Mar12        Feb10        Jun07        Oct06
Principal Window Months          346         140           93           68           36           28
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B1
Avg. Life (yrs)                11.81        1.53         1.19         1.00         0.87         0.78
Modified Duration              10.80        1.52         1.19         1.00         0.87         0.78
Principal Window             Jul04 -  Jul04 -         Jul04 -      Jul04 -      Jul04 -      Jul04 -
                               Sep24       May07        Jul06        Apr06        Dec05        Oct05
Principal Window Months          243          35           25           22           18           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B2
Avg. Life (yrs)                25.13        6.55         4.39         3.07         2.12         1.83
Modified Duration              21.00        6.22         4.25         3.01         2.10         1.82
Principal Window             Sep24 -  May07 -         Jul06 -      Apr06 -      Dec05 -      Oct05 -
                               Apr33       Feb16        Mar12        Feb10        Jun07        Oct06
Principal Window Months          104         106           69           47           19           13
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-1
Avg. Life (yrs)                26.65        7.77         5.25         4.45         4.19         2.72
Modified Duration              21.27        7.23         5.01         4.30         4.06         2.67
Principal Window             Apr27 -  May08 -         Aug07 -      Jan08 -      Jun07 -      Oct06 -
                               Apr33       Feb16        Mar12        Feb10        Oct08        Nov07
Principal Window Months           73          94           56           26           17           14
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-2
Avg. Life (yrs)                26.65        7.77         5.23         4.18         3.91         3.41
Modified Duration              19.58        7.02         4.89         3.98         3.74         3.28
Principal Window             Apr27 -  May08 -         Jul07 -      Oct07 -      Jan08 -      Nov07 -
                               Apr33       Feb16        Mar12        Feb10        Oct08        Nov07
Principal Window Months           73          94           57           29           10            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-3
Avg. Life (yrs)                26.65        7.77         5.22         4.12         3.70         3.41
Modified Duration              19.10        6.95         4.85         3.90         3.53         3.26
Principal Window             Apr27 -  May08 -         Jul07 -      Sep07 -      Nov07 -      Nov07 -
                               Apr33       Feb16        Mar12        Feb10        Oct08        Nov07
Principal Window Months           73          94           57           30           12            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-4
Avg. Life (yrs)                26.65        7.77         5.22         4.10         3.63         3.41
Modified Duration              17.97        6.79         4.77         3.83         3.43         3.23
Principal Window             Apr27 -  May08 -         Jul07 -      Aug07 -      Oct07 -      Nov07 -
                               Apr33       Feb16        Mar12        Feb10        Oct08        Nov07
Principal Window Months           73          94           57           31           13            1
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-5
Avg. Life (yrs)                26.65        7.77         5.22         4.07         3.57         3.40
Modified Duration              17.33        6.70         4.72         3.78         3.35         3.20
Principal Window             Apr27 -  May08 -         Jul07 -      Aug07 -      Sep07 -      Oct07 -
                               Apr33       Feb16        Mar12        Feb10        Oct08        Nov07
Principal Window Months           73          94           57           31           14            2
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





                          GROUP II SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-A1
Avg. Life (yrs)                18.22        4.13         2.86         2.09         1.44         1.26
Modified Duration              15.69        3.93         2.77         2.05         1.44         1.26
Principal Window             Jul04 -  Jul04 -         Jul04 -      Jul04 -      Jul04 -      Jul04 -
                               May34       Nov27        Nov20        Jun16        Jun07        Oct06
Principal Window Months          359         281          197          144           36           28
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B1
Avg. Life (yrs)                11.81        1.53         1.19         1.00         0.87         0.78
Modified Duration              10.80        1.52         1.19         1.00         0.87         0.78
Principal Window             Jul04 -  Jul04 -         Jul04 -      Jul04 -      Jul04 -      Jul04 -
                               Sep24       May07        Jul06        Apr06        Dec05        Oct05
Principal Window Months          243          35           25           22           18           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B2
Avg. Life (yrs)                25.21        7.19         4.85         3.41         2.12         1.83
Modified Duration              21.05        6.74         4.65         3.32         2.10         1.82
Principal Window             Sep24 -  May07 -         Jul06 -      Apr06 -      Dec05 -      Oct05 -
                               May34       Apr28        Apr21        Oct16        Jun07        Oct06
Principal Window Months          117         252          178          127           19           13
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-1
Avg. Life (yrs)                26.76        8.52         5.78         4.84         5.42         2.94
Modified Duration              21.34        7.83         5.46         4.64         5.18         2.88
Principal Window             Apr27 -  May08 -         Aug07 -      Jan08 -      Jun07 -      Oct06 -
                               Apr34       Jul25        Dec18        Jan15        Dec13        Nov11
Principal Window Months           85         207          137           85           79           62
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-2
Avg. Life (yrs)                26.76        8.44         5.70         4.53         4.18         4.90
Modified Duration              19.64        7.51         5.27         4.27         3.98         4.62
Principal Window             Apr27 -  May08 -         Jul07 -      Oct07 -      Jan08 -      Jun08 -
                               Mar34       May23        Apr17        Nov13        Aug11        Oct10
Principal Window Months           84         181          118           74           44           29
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-3
Avg. Life (yrs)                26.75        8.37         5.64         4.42         3.94         4.00
Modified Duration              19.15        7.38         5.18         4.16         3.74         3.80
Principal Window             Apr27 -  May08 -         Jul07 -      Sep07 -      Nov07 -      Apr08 -
                               Feb34       Jun21        Dec15        Oct12        Nov10        Jun09
Principal Window Months           83         158          102           62           37           15
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-4
Avg. Life (yrs)                26.75        8.30         5.58         4.37         3.84         3.77
Modified Duration              18.01        7.17         5.06         4.06         3.61         3.55
Principal Window             Apr27 -  May08 -         Jul07 -      Aug07 -      Oct07 -      Dec07 -
                               Jan34       Sep20        May15        Jun12        Aug10        Apr09
Principal Window Months           82         149           95           59           35           17
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS M-II-5
Avg. Life (yrs)                26.73        8.16         5.49         4.27         3.72         3.55
Modified Duration              17.36        6.97         4.93         3.94         3.48         3.34
Principal Window             Apr27 -  May08 -         Jul07 -      Aug07 -      Sep07 -      Oct07 -
                               Dec33       Jun19        Jul14        Oct11        Feb10        Nov08
Principal Window Months           81         134           85           51           30           14
------------------------ ------------ ----------- ------------ ------------ ------------ ------------


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


                 RAMP SERIES 2004-RS6 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
Current Principal Balance              $205,329,601
Number of Mortgage Loans                      1,289

                                            AVERAGE          MINIMUM          MAXIMUM
Original Principal Balance                 $159,434          $18,000       $1,340,000

                                   WEIGHTED AVERAGE          MINIMUM          MAXIMUM
Original Term (mos)                             348              120              360
Age (mos)                                         1                0               18
Gross Mortgage Rate                          6.734%           4.750%          10.850%
Loan-to-Value Ratio                          86.39%           23.00%          107.00%
Credit Score                                    699              502              810

LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
1st Lien                             100.0%    Purchase                            51.86%
                                               Equity Refinance                    31.84%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                 16.31%
Primary Residence                    75.48%
Second/Vacation                       2.17%    PROPERTY TYPE              % OF LOAN GROUP
Non-Owner Occupied                   22.35%    Single-family detached              69.67%
                                               PUD (detached)                      14.17%
DOCUMENTATION               % OF LOAN GROUP    Two- to four-family                  9.88%
                                      units
Full Documentation                   61.61%    Condo Low-Rise                       3.47%
Reduced Documentation                38.39%    PUD (attached)                       1.76%
                                               Townhouse                            0.71%
SERVICING                   % OF LOAN GROUP    Manufactured Home                    0.18%
Homecomings                          99.56%    Condo High-Rise                      0.15%

DELINQUENCY                 % OF LOAN GROUP
Current                              99.91%
30 to 59 Days Delinquent              0.09%    PERCENT OF POOL
60 to 89 Days Delinquent              0.00%     WITH PREPAYMENT PENALTY            24.48%

EXCEPTION CATEGORY          % OF LOAN GROUP    PERCENT OF POOL
Expanded Criteria (RALI)             55.81%     OVER 80% LTV WITH MI               48.39%
Alternet (RASC)                      17.20%
Jumbo A (RFMSI)                      15.17%    PERCENT OF POOL
Home Solution (RAMP-RZ)              11.82%     WITH INTEREST ONLY                  3.03%
                                     PERIOD






                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
500 to 519                       4         $418,559       0.20 %     $104,640      76.25 %
520 to 539                       2          634,762       0.31        317,381      79.37
540 to 559                       9        1,107,924       0.54        123,103      87.93
560 to 579                      16        1,871,992       0.91        116,999      94.24
580 to 599                      24        3,017,336       1.47        125,722      96.65
600 to 619                      39        4,562,880       2.22        116,997      91.90
620 to 639                      90       12,524,013       6.10        139,156      87.97
640 to 659                     108       16,872,248       8.22        156,225      88.65
660 to 679                     164       29,921,345      14.57        182,447      79.43
680 to 699                     230       33,922,455      16.52        147,489      89.80
700 to 719                     179       26,648,144      12.98        148,872      89.10
720 to 739                     173       24,729,287      12.04        142,944      87.88
740 to 759                     122       25,780,862      12.56        211,319      85.59
760 or greater                 129       23,317,794      11.36        180,758      81.33
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294      86.39 %


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0 to 100,000                   507      $36,669,056      17.86 %      $72,326       691     92.93 %
100,001 to 200,000             526       72,578,937      35.35        137,983       696     92.72
200,001 to 300,000             107       25,579,854      12.46        239,064       697     90.00
300,001 to 400,000              65       23,007,361      11.21        353,959       696     78.61
400,001 to 500,000              42       18,700,132       9.11        445,241       702     75.74
500,001 to 600,000              20       10,917,735       5.32        545,887       703     75.46
600,001 to 700,000              11        7,113,211       3.46        646,656       719     72.92
700,001 to 800,000               2        1,493,449       0.73        746,725       712     80.00
800,001 to 900,000               2        1,663,750       0.81        831,875       717     68.87
900,001 to 1,000,000             3        2,988,004       1.46        996,001       683     56.66
1,000,001 to 1,100,000           2        2,114,481       1.03      1,057,241       756     74.91
1,100,001 to 1,200,000           1        1,186,279       0.58      1,186,279       783     75.00
1,300,001 to 1,400,000           1        1,317,353       0.64      1,317,353       767     61.00
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %






                       MORTGAGE RATES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
4.500 to 4.999                   5       $2,206,456       1.07 %     $441,291       736     63.15 %
5.000 to 5.499                  24        9,710,755       4.73        404,615       715     68.97
5.500 to 5.999                 163       49,392,917      24.06        303,024       710     75.54
6.000 to 6.499                 162       27,765,064      13.52        171,389       705     84.34
6.500 to 6.999                 252       38,541,799      18.77        152,944       701     88.74
7.000 to 7.499                 209       25,507,805      12.42        122,047       705     94.52
7.500 to 7.999                 254       29,663,787      14.45        116,787       696     96.53
8.000 to 8.499                 102       11,163,175       5.44        109,443       682     96.75
8.500 to 8.999                  55        5,442,582       2.65         98,956       633     95.35
9.000 to 9.499                  22        1,939,533       0.94         88,161       616     96.10
9.500 to 9.999                  31        3,159,685       1.54        101,925       591     94.87
10.000 to 10.499                 6          573,817       0.28         95,636       570     93.52
10.500 to 10.999                 4          262,226       0.13         65,556       625     86.62
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %


                     NET MORTGAGE RATES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
4.000 to 4.499                   2         $867,470       0.42 %     $433,735       691     67.61 %
4.500 to 4.999                  11        4,144,187       2.02        376,744       705     61.55
5.000 to 5.499                 123       44,659,851      21.75        363,088       716     73.41
5.500 to 5.999                 186       34,456,287      16.78        185,249       703     84.07
6.000 to 6.499                 198       31,380,712      15.28        158,488       698     86.25
6.500 to 6.999                 228       29,742,626      14.49        130,450       707     93.05
7.000 to 7.499                 258       29,584,733      14.41        114,670       697     95.78
7.500 to 7.999                 152       17,539,108       8.54        115,389       690     97.26
8.000 to 8.499                  63        6,355,938       3.10        100,888       645     95.78
8.500 to 8.999                  34        3,619,170       1.76        106,446       613     96.12
9.000 to 9.499                  25        2,336,326       1.14         93,453       599     94.50
9.500 to 9.999                   6          425,067       0.21         70,845       569     90.40
10.000 to 10.499                 3          218,126       0.11         72,709       649     89.98
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %






                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                   15       $3,709,165       1.81 %     $247,278       726
50.01 to 55.00                   6        2,551,185       1.24        425,198       744
55.01 to 60.00                  14        5,450,741       2.65        389,339       694
60.01 to 65.00                  10        4,012,916       1.95        401,292       741
65.01 to 70.00                  31        9,177,662       4.47        296,054       707
70.01 to 75.00                  47       15,985,712       7.79        340,122       705
75.01 to 80.00                 238       47,321,579      23.05        198,830       700
80.01 to 85.00                  53        7,983,223       3.89        150,627       674
85.01 to 90.00                 127       18,409,808       8.97        144,959       680
90.01 to 95.00                 162       20,981,482      10.22        129,515       674
95.01 to 100.00                541       63,607,481      30.98        117,574       705
100.01 to 105.00                42        5,526,352       2.69        131,580       701
105.01 and 110.00                3          612,295       0.30        204,098       736
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
California                     121      $43,180,496      21.03 %     $356,864       714     73.38 %
Texas                          110       13,897,080       6.77        126,337       700     91.05
Florida                         90       12,364,351       6.02        137,382       686     88.14
Illinois                        69       10,707,624       5.21        155,183       710     92.61
Michigan                        66        8,340,146       4.06        126,366       692     92.89
Indiana                         78        8,154,967       3.97        104,551       698     99.16
Georgia                         56        8,020,993       3.91        143,232       688     93.84
New Jersey                      31        7,426,706       3.62        239,571       700     85.85
Virginia                        45        6,602,263       3.22        146,717       691     86.95
Colorado                        32        6,370,487       3.10        199,078       702     81.54
Other (1)                      591       80,264,487      39.09        135,811       693     89.15
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.






                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                       779     $106,477,996      51.86 %     $136,685       713     91.79 %
Equity Refinance               366       65,371,259      31.84        178,610       674     83.70
Rate/Term Refinance            144       33,480,345      16.31        232,502       700     74.47
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %


                       OCCUPANCY TYPE OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence              826     $154,974,806      75.48 %     $187,621       691     84.31 %
Non Owner-occupied             443       45,898,252      22.35        103,608       722     93.62
Second/Vacation                 20        4,456,543       2.17        222,827       716     84.25
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %


                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

                                                                                   WEIGHTED   WEIGHTED
                                                                         AVERAGE   AVERAGE    AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL  % OF PRINCIPAL PRINCIPAL   CREDIT    ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE       LTV
Single-family detached                946   $143,053,311     69.67  %    $151,219        695   87.04  %
Planned Unit Developments
(detached)                            123     29,096,317     14.17        236,555        708   81.52
Two- to four-family units             132     20,288,163      9.88        153,698        707   89.22
Condo Low-Rise (less than 5
stories)                               50      7,133,945      3.47        142,679        719   86.94
Planned Unit Developments
(attached)                             27      3,615,050      1.76        133,891        718   91.58
Townhouse                               6      1,463,924      0.71        243,987        670   67.32
Manufactured Home                       4        363,890      0.18         90,972        624   81.64
Condo High-Rise (9 stories or
more)                                   1        315,000      0.15        315,000        711   80.00
TOTAL:                              1,289   $205,329,601    100.00  %    $159,294        699   86.39  %






                       MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation             861     $126,506,593      61.61 %     $146,930       697     88.85 %
Reduced Documentation          428       78,823,008      38.39        184,166       701     82.43
TOTAL:                       1,289     $205,329,601     100.00 %     $159,294       699     86.39 %


                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                           921     $155,061,352      75.52  %    $168,362       707     83.75  %
12 Months                       28        5,386,744       2.62        192,384       649     87.30
24 Months                       29        3,179,610       1.55        109,642       674     96.35
36 Months                      288       37,257,646      18.15        129,367       675     96.37
60 Months                       20        4,188,575       2.04        209,429       691     85.89
Other (2)                        3          255,674       0.12         85,225       748    100.00
TOTAL:                       1,289     $205,329,601     100.00  %    $159,294       699     86.39  %
(2)  Not 0, 12, 24, 36 or 60 months and not more than 60 months.





                 RAMP SERIES 2004-RS6 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT
Current Principal Balance              $619,179,713
Number of Mortgage Loans                      4,121

                                            AVERAGE          MINIMUM          MAXIMUM
Original Principal Balance                 $150,366          $27,000       $1,100,000

                                   WEIGHTED AVERAGE          MINIMUM          MAXIMUM
Original Term (mos)                             360              360              360
Age (mos)                                         1                0              228
Gross Mortgage Rate                          7.280%           3.500%          12.000%
Loan-to-Value Ratio                          93.13%           10.00%          107.00%
Credit Score                                    635              427              809

Margin                                       7.064%           0.000%          10.750%
Initial Periodic Cap                         3.140%           1.000%           6.625%
Maximum Mortgage Rate                       13.389%           9.000%          18.875%
Minimum Mortgage Rate                        7.281%           0.000%          12.000%
Next Rate Adjustment (mos)                       29                1               85

LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
1st Lien                            100.00%    Purchase                            61.39%
                                               Equity Refinance                    33.05%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  5.56%
Primary Residence                    94.43%
Second/Vacation                       1.38%    PROPERTY TYPE              % OF LOAN GROUP
Non-Owner Occupied                    4.19%    Single-family detached              77.44%
                                               PUD (detached)                      11.36%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       4.10%
Full Documentation                   65.61%    Two- to four-family                  3.45%
                                      units
Reduced Documentation                34.39%    PUD (attached)                       2.57%
                                               Townhouse                            0.68%
SERVICING                   % OF LOAN GROUP    Condo Mid-Rise                       0.23%
Homecomings                          99.87%    Condo High-Rise                      0.15%
                                               Manufactured Home                    0.03%
DELINQUENCY                 % OF LOAN GROUP
Current                              99.98%
30 to 59 Days Delinquent              0.02%    PERCENT OF POOL
60 to 89 Days Delinquent              0.00%     WITH PREPAYMENT PENALTY            66.46%

EXCEPTION CATEGORY          % OF LOAN GROUP    PERCENT OF POOL
Expanded Criteria (RALI)              7.54%     OVER 80% LTV WITH MI                3.85%
Alternet (RASC)                      85.36%
Jumbo A (RFMSI)                       6.68%    PERCENT OF POOL
Seasoned Loans                        0.27%     WITH INTEREST ONLY                  4.36%
                                     PERIOD
Home Solution (RAMP-RZ)               0.16%




                 CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
499 or less                      5         $569,424       0.09 %     $113,885      84.67 %
500 to 519                      34        5,371,271       0.87        157,979      74.20
520 to 539                      40        6,192,620       1.00        154,815      81.53
540 to 559                      81        9,916,218       1.60        122,422      89.14
560 to 579                     325       40,863,237       6.60        125,733      92.46
580 to 599                     631       83,853,520      13.54        132,890      96.71
600 to 619                     863      118,764,491      19.18        137,618      95.65
620 to 639                     710      102,603,696      16.57        144,512      95.42
640 to 659                     532       80,292,629      12.97        150,926      94.31
660 to 679                     326       52,701,591       8.51        161,661      92.62
680 to 699                     225       44,380,179       7.17        197,245      89.99
700 to 719                     133       24,952,446       4.03        187,612      86.81
720 to 739                      98       21,141,612       3.41        215,731      89.18
740 to 759                      55       12,607,605       2.04        229,229      85.25
760 or greater                  62       14,658,675       2.37        236,430      81.22
Subtotal with Credit
Scores                       4,120      618,869,213      99.95        150,211      93.13
Not Available                    1          310,500       0.05        310,500      90.00
TOTAL                        4,121     $619,179,713     100.00 %     $150,250      93.13 %


                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0 to 100,000                 1,312     $101,959,096      16.47 %      $77,713       619     95.78 %
100,001 to 200,000           2,010      286,477,876      46.27        142,526       627     95.03
200,001 to 300,000             535      129,047,607      20.84        241,210       642     92.59
300,001 to 400,000             186       63,622,247      10.28        342,055       663     89.16
400,001 to 500,000              60       26,566,046       4.29        442,767       656     83.37
500,001 to 600,000               8        4,559,036       0.74        569,880       731     72.62
600,001 to 700,000               8        5,022,804       0.81        627,851       712     73.97
800,001 to 900,000               1          825,000       0.13        825,000       682     75.00
1,000,001 to 1,100,000           1        1,100,000       0.18      1,100,000       734     69.00
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %






                      MORTGAGE RATES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.500 to 3.999                   9       $3,101,000       0.50 %     $344,556       728     69.58 %
4.000 to 4.499                  32        7,802,346       1.26        243,823       733     71.98
4.500 to 4.999                  82       22,683,786       3.66        276,632       711     76.09
5.000 to 5.499                  87       20,627,848       3.33        237,102       703     80.78
5.500 to 5.999                 117       26,086,089       4.21        222,958       682     85.52
6.000 to 6.499                 179       35,817,638       5.78        200,099       662     90.67
6.500 to 6.999                 589      101,765,799      16.44        172,777       645     93.48
7.000 to 7.499                 688       99,844,620      16.13        145,123       631     94.81
7.500 to 7.999               1,057      143,320,503      23.15        135,592       623     96.44
8.000 to 8.499                 564       71,769,384      11.59        127,251       610     96.57
8.500 to 8.999                 488       60,201,628       9.72        123,364       601     96.69
9.000 to 9.499                 153       18,167,110       2.93        118,739       600     95.01
9.500 to 9.999                  64        6,736,289       1.09        105,255       575     92.96
10.000 to 10.499                 9        1,008,685       0.16        112,076       578     91.98
10.500 to 10.999                 1           59,453       0.01         59,453       528     85.00
11.000 to 11.499                 1          135,752       0.02        135,752       509     68.00
12.000 to 12.499                 1           51,785       0.01         51,785       571     85.00
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %


                    NET MORTGAGE RATES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.000 to 3.499                   6       $1,606,900       0.26 %     $267,817       712     65.86 %
3.500 to 3.999                  26        7,238,502       1.17        278,404       733     72.98
4.000 to 4.499                  69       18,881,147       3.05        273,640       710     74.60
4.500 to 4.999                  87       22,000,747       3.55        252,882       705     79.48
5.000 to 5.499                 128       28,251,992       4.56        220,719       684     84.79
5.500 to 5.999                 215       43,576,986       7.04        202,684       661     90.96
6.000 to 6.499                 585       98,888,022      15.97        169,039       644     93.30
6.500 to 6.999                 810      116,184,557      18.76        143,438       631     95.16
7.000 to 7.499                 980      129,944,026      20.99        132,596       620     96.44
7.500 to 7.999                 584       76,097,270      12.29        130,304       611     96.72
8.000 to 8.499                 430       52,976,205       8.56        123,200       602     96.78
8.500 to 8.999                 146       17,515,569       2.83        119,970       602     95.28
9.000 to 9.499                  46        5,155,393       0.83        112,074       588     91.69
9.500 to 9.999                   7          674,858       0.11         96,408       553     86.69
10.500 to 10.999                 1          135,752       0.02        135,752       509     68.00
11.000 to 11.499                 1           51,785       0.01         51,785       571     85.00
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %





                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                   10       $1,311,960       0.21 %     $131,196       679
50.01 to 55.00                   7        2,264,046       0.37        323,435       695
55.01 to 60.00                  14        4,141,642       0.67        295,832       691
60.01 to 65.00                  23        6,196,304       1.00        269,405       676
65.01 to 70.00                  30        7,994,573       1.29        266,486       682
70.01 to 75.00                  50       12,433,062       2.01        248,661       658
75.01 to 80.00                 249       50,695,255       8.19        203,595       674
80.01 to 85.00                 140       24,463,146       3.95        174,737       598
85.01 to 90.00                 493       80,505,704      13.00        163,298       634
90.01 to 95.00               1,211      168,499,629      27.21        139,141       623
95.01 to 100.00              1,886      259,675,999      41.94        137,686       634
100.01 to 105.00                 7          745,662       0.12        106,523       664
105.01 to 110.00                 1          252,730       0.04        252,730       680
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
California                     270      $73,635,368      11.89 %     $272,724       673     86.27 %
Florida                        452       69,045,192      11.15        152,755       641     92.60
Georgia                        224       30,100,704       4.86        134,378       615     95.66
Texas                          237       29,257,693       4.73        123,450       622     94.87
Illinois                       176       29,043,202       4.69        165,018       647     94.38
Michigan                       190       24,986,599       4.04        131,508       622     94.25
Virginia                       138       23,654,755       3.82        171,411       640     93.75
Minnesota                      125       22,056,632       3.56        176,453       639     93.54
Wisconsin                      160       20,195,416       3.26        126,221       629     96.99
Ohio                           170       19,684,932       3.18        115,794       615     96.42
Missouri                       163       19,666,904       3.18        120,656       622     96.39
Other (1)                    1,816      257,852,316      41.64        141,989       629     93.60
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.






                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                     2,682     $380,098,733      61.39 %     $141,722       639     95.03 %
Equity Refinance             1,242      204,669,090      33.05        164,790       625     90.86
Rate/Term Refinance            197       34,411,890       5.56        174,680       663     85.67
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %


                      OCCUPANCY TYPE OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence            3,882     $584,680,540      94.43 %     $150,613       633     93.72 %
Non Owner-occupied             190       25,945,213       4.19        136,554       679     81.37
Second/Vacation                 49        8,553,960       1.38        174,571       678     88.28
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %


                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

                                                                                  WEIGHTED  WEIGHTED
                                                                         AVERAGE   AVERAGE   AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL  % OF PRINCIPAL PRINCIPAL  CREDIT   ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE      LTV
Single-family detached              3,344 $479,463,489      77.44  %    $143,380        632   93.97 %
Planned Unit Developments
(detached)                            350   70,339,667      11.36        200,970        643   89.99
Condo Low-Rise (less than 5
stories)                              174   25,364,788       4.10        145,775        659   91.72
Two- to four-family units             103   21,344,090       3.45        207,224        662   88.59
Planned Unit Developments
(attached)                            103   15,943,437       2.57        154,791        638   91.23
Townhouse                              31    4,205,484       0.68        135,661        625   92.03
Condo Mid-Rise (5 to 8 stories)        10    1,394,172       0.23        139,417        685   90.87
Condo High-Rise (9 stories or
more)                                   4      924,986       0.15        231,246        730   84.94
Manufactured Home                       2      199,601       0.03         99,800        635   87.03
TOTAL:                              4,121 $619,179,713     100.00  %    $150,250        635   93.13 %






                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation           2,901     $406,236,003      65.61 %     $140,033       623     95.23 %
Reduced Documentation        1,220      212,943,710      34.39        174,544       659     89.14
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %


                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                         1,336     $207,676,973      33.54  %    $155,447       646     90.08  %
12 Months                      153       29,503,862       4.76        192,836       642     91.54
24 Months                    1,993      289,263,223      46.72        145,140       625     95.44
36 Months                      541       74,875,375      12.09        138,402       630     94.67
60 Months                       91       16,582,849       2.68        182,229       703     87.02
Other (2)                        7        1,277,431       0.21        182,490       604     93.65
TOTAL:                       4,121     $619,179,713     100.00  %    $150,250       635     93.13  %
(2)  Not 0, 12, 24, 36 or 60 months and not more than 60 months.


                        INDEX TYPES OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
FHFB                             5         $265,858       0.04 %      $53,172       694     68.13 %
Libor - 6 Month              3,985      583,185,545      94.19        146,345       631     94.19
Libor - 1 Year                 112       30,604,534       4.94        273,255       707     76.13
Treasury - 1 Year               19        5,123,775       0.83        269,672       714     75.91
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %






                MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
9.000 to 9.999                  43      $14,558,291       2.35 %     $338,565       720     72.42 %
10.000 to 10.999               111       29,047,404       4.69        261,688       715     77.18
11.000 to 11.999               146       31,224,665       5.04        213,868       693     85.37
12.000 to 12.999               636      111,168,808      17.95        174,794       650     91.97
13.000 to 13.999             1,672      242,210,406      39.12        144,863       628     95.47
14.000 to 14.999             1,158      150,062,181      24.24        129,587       611     96.47
15.000 to 15.999               307       36,059,386       5.82        117,457       600     94.99
16.000 to 16.999                44        4,540,257       0.73        103,188       586     94.78
17.000 to 17.999                 2          206,851       0.03        103,426       529     72.12
18.000 to 18.999                 2          101,465       0.02         50,733       531     75.21
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %






                      NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NEXT INTEREST RATE             OF       PRINCIPAL       PRINCIPAL
ADJUSTMENT DATE              LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
June 2004                        3         $214,866       0.03 %      $71,622       622     77.94 %
July 2004                        3          250,251       0.04         83,417       635     80.97
August 2004                      1           83,495       0.01         83,495       473     95.00
October 2004                     7          767,785       0.12        109,684       657     86.86
November 2004                    8        1,570,905       0.25        196,363       716     85.37
December 2004                    1          380,000       0.06        380,000       772     80.00
January 2005                     2          128,437       0.02         64,218       554     95.05
April 2005                       2          281,192       0.05        140,596       617     87.52
May 2005                         2          302,994       0.05        151,497       606     59.57
July 2005                        1          105,316       0.02        105,316       642    100.00
August 2005                      1          132,322       0.02        132,322       629     95.00
September 2005                   1           44,673       0.01         44,673       608     53.00
October 2005                     2          859,949       0.14        429,975       609     74.01
November 2005                    2          217,930       0.04        108,965       678    102.11
December 2005                    3          390,636       0.06        130,212       626     98.30
January 2006                    16        2,704,725       0.44        169,045       660     86.84
February 2006                   48        8,649,253       1.40        180,193       663     97.17
March 2006                     146       22,406,116       3.62        153,467       652     95.95
April 2006                     900      142,731,486      23.05        158,591       631     94.39
May 2006                     1,667      224,863,509      36.32        134,891       618     95.76
June 2006                      305       43,060,643       6.95        141,182       622     94.00
August 2006                      1          130,928       0.02        130,928       623     80.00
September 2006                   2          536,586       0.09        268,293       579     85.01
November 2006                    2          228,749       0.04        114,375       525     71.86
December 2006                    1          318,805       0.05        318,805       606     90.00
January 2007                     5          879,612       0.14        175,922       655     97.66
February 2007                    6        1,041,165       0.17        173,528       680     90.35
March 2007                      18        2,391,684       0.39        132,871       636     93.04
April 2007                     155       23,766,164       3.84        153,330       630     93.82
May 2007                       461       68,145,142      11.01        147,820       642     91.92
June 2007                      146       23,419,150       3.78        160,405       647     88.43
December 2008                    1          103,928       0.02        103,928       772     95.00
February 2009                    1          202,000       0.03        202,000       688    100.00
March 2009                       1          350,000       0.06        350,000       692    100.00
April 2009                      14        2,834,867       0.46        202,491       719     86.74
May 2009                       144       32,082,072       5.18        222,792       707     81.11
June 2009                       29        8,762,607       1.42        302,159       722     71.94
May 2011                        11        3,520,648       0.57        320,059       717     77.19
June 2011                        2          319,121       0.05        159,561       710     66.21
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %






                      NOTE MARGIN (%) OF THE GROUP II LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                           OF       PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0.000 to 0.499                   5         $265,858       0.04 %      $53,172       694     68.13 %
2.000 to 2.499                 150       43,013,575       6.95        286,757       713     74.38
2.500 to 2.999                  56        9,589,013       1.55        171,232       710     88.09
3.000 to 3.499                  21        4,469,504       0.72        212,834       688     83.76
3.500 to 3.999                  78       16,181,187       2.61        207,451       709     88.02
4.000 to 4.499                  11        2,710,607       0.44        246,419       634     81.89
4.500 to 4.999                  10        2,237,946       0.36        223,795       637     89.18
5.000 to 5.499                  30        6,581,809       1.06        219,394       633     86.47
5.500 to 5.999                 114       25,927,324       4.19        227,433       678     96.26
6.000 to 6.499                 120       20,731,459       3.35        172,762       638     93.35
6.500 to 6.999                 503       89,632,826      14.48        178,196       646     93.44
7.000 to 7.499                 496       74,620,000      12.05        150,444       635     93.41
7.500 to 7.999                 792      107,135,573      17.30        135,272       627     95.04
8.000 to 8.499                 744       98,272,735      15.87        132,087       611     95.90
8.500 to 8.999                 545       65,375,182      10.56        119,954       603     96.65
9.000 to 9.499                 323       38,094,728       6.15        117,940       594     97.38
9.500 to 9.999                  95       11,399,854       1.84        119,998       594     97.76
10.000 to 10.499                26        2,798,497       0.45        107,634       585     98.33
10.500 to 10.999                 2          142,035       0.02         71,018       570     91.35
TOTAL:                       4,121     $619,179,713     100.00 %     $150,250       635     93.13 %






                RAMP SERIES 2004-RS6 - COLLATERAL CHARACTERISTICS (GROUP II-A LOANS)
                                 SUMMARY REPORT
Current Principal Balance              $463,289,277
Number of Mortgage Loans                      3,243

                                            AVERAGE          MINIMUM          MAXIMUM
Original Principal Balance                 $142,986          $27,000         $436,000

                                   WEIGHTED AVERAGE          MINIMUM          MAXIMUM
Original Term (mos)                             360              360              360
Age (mos)                                         1                0              228
Gross Mortgage Rate                          7.280%           3.500%          12.000%
Loan-to-Value Ratio                          93.49%           10.00%          107.00%
Credit Score                                    635              427              809

Margin                                       7.182%           0.000%          10.750%
Initial Periodic Cap                         3.054%           1.000%           6.625%
Maximum Mortgage Rate                       13.407%           9.000%          18.875%
Minimum Mortgage Rate                        7.401%           0.000%          12.000%
Next Rate Adjustment (mos)                       28                1               85

LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
1st Lien                            100.00%    Purchase                            58.90%
                                               Equity Refinance                    35.72%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  5.38%
Primary Residence                    94.16%
Second/Vacation                       1.36%    PROPERTY TYPE              % OF LOAN GROUP
Non-Owner Occupied                    4.48%    Single-family detached              77.32%
                                               PUD (detached)                       9.63%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       4.62%
Full Documentation                   63.00%    Two- to four-family                  4.22%
                                      units
Reduced Documentation                37.00%    PUD (attached)                       3.05%
                                               Townhouse                            0.85%
SERVICING                   % OF LOAN GROUP    Condo Mid-Rise                       0.20%
Homecomings                          99.82%    Condo High-Rise                      0.06%
                                               Manufactured Home                    0.04%
DELINQUENCY                 % OF LOAN GROUP
Current                              99.98%
30 to 59 Days Delinquent              0.02%    PERCENT OF POOL
60 to 89 Days Delinquent              0.00%     WITH PREPAYMENT PENALTY            67.23%

EXCEPTION CATEGORY          % OF LOAN GROUP    PERCENT OF POOL
Expanded Criteria (RALI)              4.95%     OVER 80% LTV WITH MI                2.63%
Alternet (RASC)                      89.95%
Jumbo A (RFMSI)                       4.56%    PERCENT OF POOL
Seasoned Loans                        0.36%     WITH INTEREST ONLY                  2.73%
                                     PERIOD
Home Solution (RAMP-RZ)               0.17%




                CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
499 or less                      5         $569,424       0.12 %   $113,885        84.67 %
500 to 519                      33        5,019,627       1.08      152,110        73.44
520 to 539                      39        6,090,682       1.31      156,171        81.25
540 to 559                      79        9,284,942       2.00      117,531        89.19
560 to 579                     291       35,500,884       7.66      121,996        92.95
580 to 599                     284       37,116,064       8.01      130,690        94.14
600 to 619                     602       82,750,727      17.86      137,460        95.19
620 to 639                     654       91,954,091      19.85      140,603        95.63
640 to 659                     506       71,132,639      15.35      140,578        95.12
660 to 679                     300       44,754,107       9.66      149,180        93.14
680 to 699                     186       32,123,038       6.93      172,705        92.59
700 to 719                     109       17,812,556       3.84      163,418        90.51
720 to 739                      76       13,911,239       3.00      183,043        91.89
740 to 759                      38        7,772,921       1.68      204,551        87.08
760 or greater                  40        7,185,837       1.55      179,646        83.83
Subtotal with Credit
Scores                       3,242      462,978,777      99.93      142,807        93.49
Not Available                    1          310,500       0.07      310,500        90.00
TOTAL                        3,243     $463,289,277     100.00 %   $142,858        93.49 %


                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0 to 100,000                 1,039      $80,444,514      17.36 %    $77,425      623        94.90 %
100,001 to 200,000           1,609      229,929,220      49.63      142,902      631        94.28
200,001 to 300,000             487      117,579,367      25.38      241,436      643        92.15
300,001 to 400,000             105       34,056,995       7.35      324,352      663        90.30
400,001 to 500,000               3        1,279,181       0.28      426,394      594        70.40
TOTAL                        3,243     $463,289,277     100.00 %   $142,858      635        93.49 %






                   NET MORTGAGE RATES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.000 to 3.499                   4         $646,900       0.14 %   $161,725      694        71.22 %
3.500 to 3.999                  18        3,410,553       0.74      189,475      701        77.15
4.000 to 4.499                  44        9,264,254       2.00      210,551      705        75.90
4.500 to 4.999                  55       11,303,517       2.44      205,518      696        78.76
5.000 to 5.499                  78       15,360,849       3.32      196,934      684        86.48
5.500 to 5.999                 174       31,566,590       6.81      181,417      664        91.90
6.000 to 6.499                 554       87,318,714      18.85      157,615      645        93.88
6.500 to 6.999                 794      110,386,265      23.83      139,026      631        95.50
7.000 to 7.499                 849      109,918,472      23.73      129,468      621        96.11
7.500 to 7.999                 365       46,952,890      10.13      128,638      614        94.88
8.000 to 8.499                 209       25,903,190       5.59      123,939      608        93.70
8.500 to 8.999                  67        7,740,803       1.67      115,534      593        89.48
9.000 to 9.499                  24        2,744,136       0.59      114,339      584        86.14
9.500 to 9.999                   6          584,608       0.13       97,435      551        85.41
10.500 to 10.999                 1          135,752       0.03      135,752      509        68.00
11.000 to 11.499                 1           51,785       0.01       51,785      571        85.00
TOTAL                        3,243     $463,289,277     100.00 %   $142,858      635        93.49 %


                     MORTGAGE RATES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MORTGAGE                   NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.500 to 3.999                   5         $991,000       0.21 %   $198,200      704        76.90 %
4.000 to 4.499                  21        3,734,103       0.81      177,814      708        74.20
4.500 to 4.999                  55       11,907,283       2.57      216,496      705        77.06
5.000 to 5.499                  51       10,405,192       2.25      204,023      694        81.20
5.500 to 5.999                  67       12,983,199       2.80      193,779      687        86.52
6.000 to 6.499                 152       27,490,271       5.93      180,857      665        91.32
6.500 to 6.999                 552       87,997,786      18.99      159,416      646        94.21
7.000 to 7.499                 676       94,956,244      20.50      140,468      632        95.17
7.500 to 7.999                 938      123,449,206      26.65      131,609      623        96.16
8.000 to 8.499                 380       47,917,061      10.34      126,098      614        95.05
8.500 to 8.999                 233       28,927,599       6.24      124,153      603        93.41
9.000 to 9.499                  77        8,926,824       1.93      115,933      595        89.94
9.500 to 9.999                  26        2,678,364       0.58      103,014      549        84.10
10.000 to 10.499                 7          678,156       0.15       96,879      573        88.74
10.500 to 10.999                 1           59,453       0.01       59,453      528        85.00
11.000 to 11.499                 1          135,752       0.03      135,752      509        68.00
12.000 to 12.499                 1           51,785       0.01       51,785      571        85.00
TOTAL                        3,243     $463,289,277     100.00 %   $142,858      635        93.49 %





                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LTV               NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                    8       $1,061,466       0.23 %   $132,683          677
50.01 to 55.00                   3          553,220       0.12      184,407          567
55.01 to 60.00                   9        1,891,242       0.41      210,138          694
60.01 to 65.00                  18        3,735,718       0.81      207,540          672
65.01 to 70.00                  19        3,548,645       0.77      186,771          654
70.01 to 75.00                  39        7,180,658       1.55      184,119          638
75.01 to 80.00                 185       29,141,699       6.29      157,523          659
80.01 to 85.00                 122       17,828,746       3.85      146,137          592
85.01 to 90.00                 464       72,773,375      15.71      156,839          633
90.01 to 95.00               1,162      157,212,757      33.93      135,295          620
95.01 to 100.00              1,210      167,706,303      36.20      138,600          647
100.01 to 105.00                 3          402,717       0.09      134,239          717
105.01 to 110.00                 1          252,730       0.05      252,730          680
TOTAL                        3,243     $463,289,277     100.00 %   $142,858          635


             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Florida                        351      $51,953,128      11.21 %   $148,015       634       93.09 %
California                     199       44,199,535       9.54      222,108       662       89.02
Georgia                        178       24,151,421       5.21      135,682       619       94.61
Texas                          187       22,175,093       4.79      118,583       624       94.86
Illinois                       138       22,173,854       4.79      160,680       651       93.87
Michigan                       149       19,309,616       4.17      129,595       626       93.82
Minnesota                      105       18,933,522       4.09      180,319       644       92.96
Virginia                       104       16,066,064       3.47      154,481       635       93.20
Ohio                           137       15,921,597       3.44      116,216       619       96.16
Maryland                        85       15,785,072       3.41      185,707       636       93.77
Wisconsin                      127       15,633,704       3.37      123,100       632       96.67
Missouri                       128       15,489,545       3.34      121,012       629       95.62
Other (1)                    1,355      181,497,127      39.18      133,946       632       93.65
TOTAL:                       3,243     $463,289,277     100.00 %   $142,858       635       93.49 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                     1,999     $272,871,602      58.90 %   $136,504       640       95.11 %
Equity Refinance             1,077      165,478,050      35.72      153,647       624       91.44
Rate/Term Refinance            167       24,939,625       5.38      149,339       652       89.22
TOTAL                        3,243     $463,289,277     100.00 %   $142,858       635       93.49 %


                     OCCUPANCY TYPE OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence            3,037     $436,219,760      94.16 %   $143,635       633       94.07 %
Non Owner-occupied             164       20,766,203       4.48      126,623       675       82.07
Second/Vacation                 42        6,303,315       1.36      150,079       658       90.94
TOTAL                        3,243     $463,289,277     100.00 %   $142,858       635       93.49 %


                MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

                                                                                  WEIGHTED  WEIGHTED
                                                                         AVERAGE   AVERAGE   AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL  % OF PRINCIPAL PRINCIPAL  CREDIT   ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE      LTV
Single-family detached              2,621 $358,200,797      77.32 %    $136,666       632     94.10 %
Planned Unit Developments
(detached)                            246   44,629,427       9.63       181,420       635     92.17
Condo Low-Rise (less than 5
stories)                              150   21,412,722       4.62       142,751       655     92.16
Two- to four-family units              95   19,551,291       4.22       205,803       664     89.21
Planned Unit Developments
(attached)                             92   14,143,711       3.05       153,736       635     91.14
Townhouse                              29    3,932,663       0.85       135,609       628     91.48
Condo Mid-Rise (5 to 8 stories)         6      928,580       0.20       154,763       697     88.24
Condo High-Rise (9 stories or
more)                                   2      290,486       0.06       145,243       661     90.00
Manufactured Home                       2      199,601       0.04        99,800       635     87.03
TOTAL                               3,243 $463,289,277     100.00 %    $142,858       635     93.49 %






                     MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation           2,164     $291,886,796      63.00 %   $134,883       625       95.33 %
Reduced Documentation        1,079      171,402,481      37.00      158,853       651       90.35
TOTAL                        3,243     $463,289,277     100.00 %   $142,858       635       93.49 %


                PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                         1,050     $151,801,620      32.77 %    $144,573      645       90.99 %
12 Months                      125       22,472,403       4.85       179,779      641       91.93
24 Months                    1,612      226,958,232      48.99       140,793      629       95.11
36 Months                      449       60,779,591      13.12       135,367      632       94.23
Other (2)                        7        1,277,431       0.28       182,490      604       93.65
TOTAL                        3,243     $463,289,277     100.00 %    $142,858      635       93.49 %
(2)  Not 0, 12, 24 or 36 months and not more than 36 months.


                       INDEX TYPES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Libor - 6 Month              3,144     $444,279,741      95.90 %   $141,310       632       94.08 %
Libor - 1 Year                  80       16,938,903       3.66      211,736       701       79.69
Treasury - 1 Year               14        1,804,775       0.39      128,913       631       81.57
FHFB                             5          265,858       0.06       53,172       694       68.13
TOTAL:                       3,243     $463,289,277     100.00 %   $142,858       635       93.49 %






                         MAXIMUM MORTGAGE RATES (%) OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
9.000 to 9.999                  28       $6,483,291      1.40 %    $231,546       711      78.13 %
10.000 to 10.999                73       15,460,058      3.34       211,782       707      77.33
11.000 to 11.999                76       14,950,410      3.23       196,716       691      85.18
12.000 to 12.999               578       91,348,549     19.72       158,042       651      93.22
13.000 to 13.999             1,550      217,203,537     46.88       140,131       628      95.42
14.000 to 14.999               747       96,254,932     20.78       128,855       618      94.95
15.000 to 15.999               167       19,420,591      4.19       116,291       598      91.07
16.000 to 16.999                20        1,859,595      0.40        92,980       576      88.05
17.000 to 17.999                 2          206,851      0.04       103,426       529      72.12
18.000 to 18.999                 2          101,465      0.02        50,733       531      75.21
TOTAL                        3,243     $463,289,277    100.00 %    $142,858       635      93.49 %






                     NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-A LOANS

                                                                              WEIGHTED   WEIGHTED
                                                                     AVERAGE  AVERAGE    AVERAGE
NEXT INTEREST RATE         NUMBER OF    PRINCIPAL    % OF PRINCIPAL PRINCIPAL  CREDIT    ORIGINAL
ADJUSTMENT DATE              LOANS       BALANCE        BALANCE      BALANCE   SCORE       LTV
June 2004                       3         $214,866       0.05 %     $71,622       622      77.94 %
July 2004                       3          250,251       0.05        83,417       635      80.97
August 2004                     1           83,495       0.02        83,495       473      95.00
October 2004                    7          767,785       0.17       109,684       657      86.86
November 2004                   5          634,860       0.14       126,972       685      87.17
January 2005                    1           63,615       0.01        63,615       515      90.00
April 2005                      2          281,192       0.06       140,596       617      87.52
May 2005                        2          302,994       0.07       151,497       606      59.57
July 2005                       1          105,316       0.02       105,316       642     100.00
August 2005                     1          132,322       0.03       132,322       629      95.00
September 2005                  1           44,673       0.01        44,673       608      53.00
October 2005                    1          213,745       0.05       213,745       594      71.00
November 2005                   2          217,930       0.05       108,965       678     102.11
December 2005                   3          390,636       0.08       130,212       626      98.30
January 2006                   15        2,573,292       0.56       171,553       662      86.16
February 2006                  40        6,579,155       1.42       164,479       662      96.28
March 2006                    125       17,768,988       3.84       142,152       647      95.54
April 2006                    746      113,809,631      24.57       152,560       635      94.30
May 2006                    1,305      174,359,710      37.64       133,609       623      95.14
June 2006                     230       31,041,008       6.70       134,961       627      93.87
August 2006                     1          130,928       0.03       130,928       623      80.00
September 2006                  1          179,176       0.04       179,176       576      95.00
November 2006                   2          228,749       0.05       114,375       525      71.86
December 2006                   1          318,805       0.07       318,805       606      90.00
January 2007                    5          879,612       0.19       175,922       655      97.66
February 2007                   6        1,041,165       0.22       173,528       680      90.35
March 2007                     15        2,053,300       0.44       136,887       643      91.75
April 2007                    137       20,123,062       4.34       146,884       631      93.26
May 2007                      359       48,831,656      10.54       136,021       634      93.38
June 2007                     122       18,171,751       3.92       148,949       649      88.80
April 2009                      6        1,300,273       0.28       216,712       736      86.28
May 2009                       72       15,181,408       3.28       210,853       709      80.55
June 2009                      19        4,456,807       0.96       234,569       722      76.53
May 2011                        1          238,000       0.05       238,000       670      78.00
June 2011                       2          319,121       0.07       159,561       710      66.21
TOTAL                       3,243     $463,289,277     100.00 %    $142,858       635      93.49 %






                     NOTE MARGIN (%) OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                       NUMBER OF    PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0.000 to 0.499                  5          $265,858        0.06 %    $53,172      694      68.13 %
2.000 to 2.499                104        22,925,625        4.95      220,439      708      76.72
2.500 to 2.999                 22         3,637,103        0.79      165,323      716      89.82
3.000 to 3.499                 17         2,986,007        0.64      175,647      693      84.92
3.500 to 3.999                 29         5,438,243        1.17      187,526      700      89.41
4.000 to 4.499                  9         1,954,716        0.42      217,191      631      81.72
4.500 to 4.999                  8         1,445,036        0.31      180,630      616      87.17
5.000 to 5.499                 25         4,467,634        0.96      178,705      644      86.94
5.500 to 5.999                 90        17,079,965        3.69      189,777      674      96.04
6.000 to 6.499                113        18,662,197        4.03      165,152      639      93.42
6.500 to 6.999                454        75,087,115       16.21      165,390      650      94.11
7.000 to 7.499                469        66,991,873       14.46      142,840      637      94.38
7.500 to 7.999                708        94,061,005       20.30      132,855      630      94.79
8.000 to 8.499                622        81,849,219       17.67      131,590      613      95.25
8.500 to 8.999                392        46,619,690       10.06      118,928      603      95.51
9.000 to 9.499                134        15,608,724        3.37      116,483      598      93.82
9.500 to 9.999                 34         3,580,054        0.77      105,296      595      93.15
10.000 to 10.499                7           577,428        0.12       82,490      564      93.19
10.500 to 10.999                1            51,785        0.01       51,785      571      85.00
TOTAL                       3,243      $463,289,277      100.00 %   $142,858      635      93.49 %





                RAMP SERIES 2004-RS6 - COLLATERAL CHARACTERISTICS (GROUP II-B LOANS)
                                 SUMMARY REPORT
Current Principal Balance              $155,890,435
Number of Mortgage Loans                        878

                                            AVERAGE          MINIMUM          MAXIMUM
Original Principal Balance                 $177,623          $50,000       $1,100,000

                                   WEIGHTED AVERAGE          MINIMUM          MAXIMUM
Original Term (mos)                             360              360              360
Age (mos)                                         0                0               16
Gross Mortgage Rate                          7.280%           3.625%          10.375%
Loan-to-Value Ratio                          92.08%           20.00%          103.00%
Credit Score                                    637              505              796

Margin                                       6.714%           2.250%          10.750%
Initial Periodic Cap                         3.394%           1.000%           6.000%
Maximum Mortgage Rate                       13.336%           9.250%          16.750%
Minimum Mortgage Rate                        6.925%           2.250%          10.750%
Next Rate Adjustment (mos)                       32                6               84

LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
1st Lien                            100.00%    Purchase                            68.78%
                                               Equity Refinance                    25.14%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  6.08%
Primary Residence                    95.23%
Second/Vacation                       1.44%    PROPERTY TYPE              % OF LOAN GROUP
Non-Owner Occupied                    3.32%    Single-family detached              77.79%
                                               PUD (detached)                      16.49%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       2.54%
Full Documentation                   73.35%    PUD (attached)                       1.15%
Reduced Documentation                26.65%    Two- to four-family                  1.15%
                                      units
                                               Condo High-Rise                      0.41%
SERVICING                   % OF LOAN GROUP    Condo Mid-Rise                       0.30%
Homecomings                         100.00%    Townhouse                            0.18%

DELINQUENCY                 % OF LOAN GROUP
Current                             100.00%
30 to 59 Days Delinquent              0.00%    PERCENT OF POOL
60 to 89 Days Delinquent              0.00%     WITH PREPAYMENT PENALTY            64.16%

EXCEPTION CATEGORY          % OF LOAN GROUP    PERCENT OF POOL
Expanded Criteria (RALI)             15.21%     OVER 80% LTV WITH MI                8.15%
Alternet (RASC)                      71.70%
Jumbo A (RFMSI)                      12.97%    PERCENT OF POOL
Home Solution (RAMP-RZ)               0.12%     WITH INTEREST ONLY                  9.21%
                                     PERIOD





                CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
500 to 519                       1         $351,644       0.23 %   $351,644        85.00 %
520 to 539                       1          101,938       0.07      101,938        98.00
540 to 559                       2          631,275       0.40      315,638        88.27
560 to 579                      34        5,362,353       3.44      157,716        89.25
580 to 599                     347       46,737,456      29.98      134,690        98.76
600 to 619                     261       36,013,764      23.10      137,984        96.71
620 to 639                      56       10,649,605       6.83      190,172        93.59
640 to 659                      26        9,159,990       5.88      352,307        87.96
660 to 679                      26        7,947,484       5.10      305,672        89.68
680 to 699                      39       12,257,142       7.86      314,286        83.15
700 to 719                      24        7,139,890       4.58      297,495        77.58
720 to 739                      22        7,230,373       4.64      328,653        83.98
740 to 759                      17        4,834,684       3.10      284,393        82.31
760 or greater                  22        7,472,838       4.79      339,674        78.71
TOTAL                          878     $155,890,435     100.00 %   $177,552        92.08 %


                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
0 to 100,000                   273      $21,514,582      13.80 %    $78,808       602       99.06 %
100,001 to 200,000             401       56,548,655      36.27      141,019       612       98.10
200,001 to 300,000              48       11,468,240       7.36      238,922       629       97.05
300,001 to 400,000              81       29,565,252      18.97      365,003       662       87.84
400,001 to 500,000              57       25,286,865      16.22      443,629       660       84.03
500,001 to 600,000               8        4,559,036       2.92      569,880       731       72.62
600,001 to 700,000               8        5,022,804       3.22      627,851       712       73.97
800,001 to 900,000               1          825,000       0.53      825,000       682       75.00
1,000,001 to 1,100,000           1        1,100,000       0.71    1,100,000       734       69.00
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %






                   NET MORTGAGE RATES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.000 to 3.499                   2         $960,000       0.62 %   $480,000       724       62.25 %
3.500 to 3.999                   8        3,827,950       2.46      478,494       761       69.27
4.000 to 4.499                  25        9,616,893       6.17      384,676       715       73.35
4.500 to 4.999                  32       10,697,231       6.86      334,288       714       80.23
5.000 to 5.499                  50       12,891,143       8.27      257,823       683       82.78
5.500 to 5.999                  41       12,010,396       7.70      292,936       654       88.50
6.000 to 6.499                  31       11,569,308       7.42      373,203       634       88.90
6.500 to 6.999                  16        5,798,292       3.72      362,393       635       88.65
7.000 to 7.499                 131       20,025,554      12.85      152,867       612       98.24
7.500 to 7.999                 219       29,144,380      18.70      133,079       605       99.67
8.000 to 8.499                 221       27,073,015      17.37      122,502       596       99.72
8.500 to 8.999                  79        9,774,766       6.27      123,731       609       99.88
9.000 to 9.499                  22        2,411,257       1.55      109,603       592       98.00
9.500 to 9.999                   1           90,250       0.06       90,250       569       95.00
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %


                     MORTGAGE RATES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
3.500 to 3.999                   4       $2,110,000       1.35 %   $527,500       739       66.14 %
4.000 to 4.499                  11        4,068,243       2.61      369,840       755       69.94
4.500 to 4.999                  27       10,776,503       6.91      399,130       718       75.03
5.000 to 5.499                  36       10,222,657       6.56      283,963       712       80.36
5.500 to 5.999                  50       13,102,891       8.41      262,058       677       84.53
6.000 to 6.499                  27        8,327,367       5.34      308,421       652       88.52
6.500 to 6.999                  37       13,768,013       8.83      372,108       636       88.78
7.000 to 7.499                  12        4,888,375       3.14      407,365       622       87.76
7.500 to 7.999                 119       19,871,296      12.75      166,986       620       98.24
8.000 to 8.499                 184       23,852,322      15.30      129,632       601       99.62
8.500 to 8.999                 255       31,274,028      20.06      122,643       598       99.74
9.000 to 9.499                  76        9,240,286       5.93      121,583       604       99.92
9.500 to 9.999                  38        4,057,925       2.60      106,788       592       98.81
10.000 to 10.499                 2          330,529       0.21      165,265       588       98.63
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %






                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LTV               NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE
0.01 to 50.00                    2         $250,494       0.16 %   $125,247       689
50.01 to 55.00                   4        1,710,825       1.10      427,706       737
55.01 to 60.00                   5        2,250,400       1.44      450,080       688
60.01 to 65.00                   5        2,460,586       1.58      492,117       683
65.01 to 70.00                  11        4,445,928       2.85      404,175       704
70.01 to 75.00                  11        5,252,404       3.37      477,491       684
75.01 to 80.00                  64       21,553,556      13.83      336,774       694
80.01 to 85.00                  18        6,634,400       4.26      368,578       616
85.01 to 90.00                  29        7,732,329       4.96      266,632       644
90.01 to 95.00                  49       11,286,871       7.24      230,344       659
95.01 to 100.00                676       91,969,697      59.00      136,050       611
100.01 to 105.00                 4          342,945       0.22       85,736       603
TOTAL                          878     $155,890,435     100.00 %   $177,552       637


             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
California                      71      $29,435,834      18.88 %   $414,589       691       82.14 %
Florida                        101       17,092,064      10.96      169,228       662       91.11
Virginia                        34        7,588,692       4.87      223,197       653       94.93
Texas                           50        7,082,600       4.54      141,652       615       94.90
Illinois                        38        6,869,348       4.41      180,772       635       96.03
Georgia                         46        5,949,283       3.82      129,332       597       99.95
Michigan                        41        5,676,983       3.64      138,463       606       95.70
Washington                      25        5,626,272       3.61      225,051       634       88.51
Other (1)                      472       70,569,360      45.27      149,511       615       94.82
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %
(1)  Other includes states and the District of Columbia with less than 3.00% concentrations individually.






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Purchase                       683     $107,227,132      68.78 %   $156,994       636       94.82 %
Equity Refinance               165       39,191,039      25.14      237,521       626       88.39
Rate/Term Refinance             30        9,472,264       6.08      315,742       692       76.34
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %


                     OCCUPANCY TYPE OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Primary Residence              845     $148,460,780      95.23 %   $175,693       633       92.72 %
Non Owner-occupied              26        5,179,010       3.32      199,193       698       78.53
Second/Vacation                  7        2,250,645       1.44      321,521       732       80.83
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %


                MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

                                                                                   WEIGHTED  WEIGHTED
                                                                          AVERAGE  AVERAGE    AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL   % OF PRINCIPAL PRINCIPAL  CREDIT   ORIGINAL
TYPE                                 LOANS     BALANCE       BALANCE      BALANCE   SCORE       LTV
Single-family detached                723  $121,262,692      77.79  %   $167,722      630      93.58  %
Planned Unit Developments
(detached)                            104    25,710,240      16.49       247,214      656      86.22
Condo Low-Rise (less than 5
stories)                               24     3,952,066       2.54       164,669      682      89.33
Planned Unit Developments
(attached)                             11     1,799,725       1.15       163,611      658      91.96
Two- to four-family units               8     1,792,799       1.15       224,100      639      81.82
Condo High-Rise (9 stories or
more)                                   2       634,500       0.41       317,250      762      82.62
Condo Mid-Rise (5 to 8 stories)         4       465,592       0.30       116,398      660      96.12
Townhouse                               2       272,821       0.18       136,411      594     100.00
TOTAL                                 878  $155,890,435     100.00  %   $177,552      637      92.08  %






                     MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Full Documentation             737     $114,349,207      73.35 %   $155,155       618       94.97 %
Reduced Documentation          141       41,541,229      26.65      294,619       688       84.13
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %


                PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
None                           286      $55,875,353      35.84  %   $195,368      650       87.60  %
12 Months                       28        7,031,459       4.51       251,124      646       90.27
24 Months                      381       62,304,991      39.97       163,530      610       96.63
36 Months                       92       14,095,783       9.04       153,215      622       96.55
60 Months                       91       16,582,849      10.64       182,229      703       87.02
TOTAL                          878     $155,890,435     100.00  %   $177,552      637       92.08  %


                       INDEX TYPES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
Libor - 6 Month                841     $138,905,804      89.10 %   $165,167       626       94.54 %
Libor - 1 Year                  32       13,665,631       8.77      427,051       714       71.72
Treasury - 1 Year                5        3,319,000       2.13      663,800       759       72.83
TOTAL                          878     $155,890,435     100.00 %   $177,552       637       92.08 %






                         MAXIMUM MORTGAGE RATES (%) OF THE GROUP II-B LOANS

                                                                              WEIGHTED   WEIGHTED
                                                                     AVERAGE  AVERAGE    AVERAGE
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL    % OF PRINCIPAL PRINCIPAL  CREDIT    ORIGINAL
RATE (%)                     LOANS       BALANCE        BALANCE      BALANCE   SCORE       LTV
9.000 to 9.999                 15       $8,075,000       5.18  %   $538,333      727       67.83  %
10.000 to 10.999               38       13,587,346       8.72       357,562      723       77.02
11.000 to 11.999               70       16,274,254      10.44       232,489      695       85.54
12.000 to 12.999               58       19,820,259      12.71       341,729      646       86.22
13.000 to 13.999              122       25,006,869      16.04       204,974      624       95.92
14.000 to 14.999              411       53,807,249      34.52       130,918      599       99.19
15.000 to 15.999              140       16,638,795      10.67       118,849      603       99.57
16.000 to 16.999               24        2,680,662       1.72       111,694      593       99.46
TOTAL                         878     $155,890,435     100.00  %   $177,552      637       92.08  %


                     NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-B LOANS

                                                                              WEIGHTED   WEIGHTED
                                                                     AVERAGE  AVERAGE    AVERAGE
NEXT INTEREST RATE         NUMBER OF    PRINCIPAL    % OF PRINCIPAL PRINCIPAL  CREDIT    ORIGINAL
ADJUSTMENT DATE              LOANS       BALANCE        BALANCE      BALANCE   SCORE       LTV
November 2004                   3         $936,045       0.60  %   $312,015       737      84.15  %
December 2004                   1          380,000       0.24       380,000       772      80.00
January 2005                    1           64,822       0.04        64,822       593     100.00
October 2005                    1          646,204       0.41       646,204       614      75.00
January 2006                    1          131,434       0.08       131,434       609     100.00
February 2006                   8        2,070,098       1.33       258,762       664     100.00
March 2006                     21        4,637,129       2.97       220,816       669      97.52
April 2006                    154       28,921,855      18.55       187,804       616      94.76
May 2006                      362       50,503,799      32.40       139,513       602      97.92
June 2006                      75       12,019,635       7.71       160,262       608      94.35
September 2006                  1          357,409       0.23       357,409       581      80.00
March 2007                      3          338,384       0.22       112,795       591     100.87
April 2007                     18        3,643,103       2.34       202,395       622      96.91
May 2007                      102       19,313,486      12.39       189,348       664      88.25
June 2007                      24        5,247,399       3.37       218,642       642      87.14
December 2008                   1          103,928       0.07       103,928       772      95.00
February 2009                   1          202,000       0.13       202,000       688     100.00
March 2009                      1          350,000       0.22       350,000       692     100.00
April 2009                      8        1,534,594       0.98       191,824       704      87.13
May 2009                       72       16,900,664      10.84       234,731       705      81.60
June 2009                      10        4,305,800       2.76       430,580       721      67.19
May 2011                       10        3,282,648       2.11       328,265       721      77.13
TOTAL                         878     $155,890,435     100.00  %   $177,552       637      92.08  %






                     NOTE MARGIN (%) OF THE GROUP II-B LOANS

                                                                              WEIGHTED   WEIGHTED
                                                                     AVERAGE  AVERAGE    AVERAGE
NOTE                       NUMBER OF    PRINCIPAL    % OF PRINCIPAL PRINCIPAL  CREDIT    ORIGINAL
MARGIN (%)                   LOANS       BALANCE        BALANCE      BALANCE   SCORE       LTV
2.000 to 2.499                 46      $20,087,950      12.89  %   $436,695      718       71.71  %
2.500 to 2.999                 34        5,951,910       3.82       175,056      706       87.04
3.000 to 3.499                  4        1,483,497       0.95       370,874      678       81.41
3.500 to 3.999                 49       10,742,944       6.89       219,244      714       87.32
4.000 to 4.499                  2          755,891       0.48       377,946      640       82.33
4.500 to 4.999                  2          792,910       0.51       396,455      675       92.85
5.000 to 5.499                  5        2,114,175       1.36       422,835      610       85.47
5.500 to 5.999                 24        8,847,359       5.68       368,640      686       96.69
6.000 to 6.499                  7        2,069,262       1.33       295,609      632       92.73
6.500 to 6.999                 49       14,545,711       9.33       296,851      628       89.99
7.000 to 7.499                 27        7,628,126       4.89       282,523      624       84.92
7.500 to 7.999                 84       13,074,567       8.39       155,650      607       96.83
8.000 to 8.499                122       16,423,516      10.54       134,619      602       99.13
8.500 to 8.999                153       18,755,492      12.03       122,585      602       99.50
9.000 to 9.499                189       22,486,004      14.42       118,974      591       99.84
9.500 to 9.999                 61        7,819,800       5.02       128,193      594       99.87
10.000 to 10.499               19        2,221,069       1.42       116,898      591       99.67
10.500 to 10.999                1           90,250       0.06        90,250      569       95.00
TOTAL                         878     $155,890,435     100.00  %   $177,552      637       92.08  %



ADDITIONAL INFORMATION REGARDING THE MORTGAGE LOANS

The Seller will make the following representations and warranties with respect to the Group II-A Mortgage Loans:

I. None of the Mortgage Loans are subject to Section 32 under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").
II. To the best of Seller's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.
III. None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit
IV.   insurance policies.
V. No Group II-A Loan has a prepayment penalty term that extends beyond three years after the date of
VI.   origination.
VII. With the exception of loans secured by property in the state of New Jersey, none of the Mortgage Loans are loans that are referred to as "high cost" or "covered" loans or any other similar designation under applicable state or local law in effect at the time of origination of such loan that expressly provides for assignee liability.
VIII. None of the Mortgage Loans secured by property in the state of New Jersey are considered "high-cost home loans" under the New Jersey Home Ownership Security Act of 2002. None of the non purchase money loans secured by property in the state of New Jersey are considered "covered home loans" under the New Jersey Home Ownership Act of 2002.
IX. No Group II-A Mortgage Loan which is secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003.
X. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single

XI. family property located in any state other than the States of Alaska or Hawaii did not exceed $333,700. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $500,550. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $427,150, $516,300 or $641,650, respectively. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $640,725, $774,450 and $962,475, respectively.

A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Group II-A Certificates with respect to any Group II-A Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II-A Mortgage Loan, the seller will either (i) purchase such mortgage loan from the at a price equal to the purchase price for such mortgage loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the master servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.